UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

IMARA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39247	81-1523849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 Beacon Street, Suite 300, Office 341 Brookline, MA	02446
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 206-2020

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 10, 2022, Imara Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to report, among other things, the completion of the sale of tovinontrine (IMR-687) and all other assets of the Company related to its PDE9 program (the “Asset Sale”) pursuant to the Asset Purchase Agreement between the Company and Cardurion Pharmaceuticals, Inc. dated as of September 6, 2022.

As disclosed in the Initial Report, this Current Report on Form 8-K/A is being filed to amend the Initial Report to include the pro forma financial information required by Item 9.01(b) of Form 8-K. No other changes are being made to the Initial Report.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the pro forma financial position or results of operations that would have been realized had the Asset Sale occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the Asset Sale.

This Current Report on Form 8-K/A should be read in conjunction with the Initial Report, which provides a more complete description of the Asset Sale.

Item 9.01	Financial Statements and Exhibits.

(b) The unaudited pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2022, and the unaudited pro forma condensed consolidated financial information of the Company for the fiscal year ended December 31, 2021 as required by Item 9.01(b) are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARA INC.

Date: November 15, 2022	By:	/s/ Rahul D. Ballal
	Name:	Rahul D. Ballal, Ph.D.
	Title:	President and Chief Executive Officer